UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07360

Monetta Trust
(Exact name of registrant as specified in charter)

1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Address of principal executive offices) (Zip code)

Robert S. Bacarella
1776-A S. Naperville Road, Suite 100
Wheaton, IL 60189-5831
(Name and address of agent for service)

(630) 462-9800
Registrant's telephone number, including area code

Date of fiscal year end: December 31, 2013

Date of reporting period:  December 31, 2013

Item 1. Reports to Stockholders.

Annual Report
December 31, 2013

Monetta Mutual Funds No-Load

Monetta Trust:

■	Monetta Fund
■	Monetta Young Investor Fund
■	Orion/Monetta Intermediate Bond Fund

1-800-MONETTA	www.monetta.com

This Page is Intentionally Left Blank

Dear Fellow Shareholders:	February 12, 2014

I am pleased to enclose your Funds’ annual report for the year ended December 31, 2013. Overall 2013 was a terrific year for stock investors as reflected by the 32.39% return of the S&P 500 Index. This annual return was the best since 1997 and was the continuation of the “bull” market that began in March 2009. 2013 will also be remembered as a lackluster year for fixed income investors as measured by the Barclays Capital Intermediate Government/Credit Index decline of 0.86%.

We believe the major catalyst propelling stocks higher last year was the Federal Reserve’s stimulus policies that basically kept interest rates low and dampened inflationary pressure. In addition stock valuations were supported by a gradual, but improving economic environment and continued improvement in corporate profits.

The best performing industry sectors last year included the technology, healthcare and consumer cyclical areas. Lagging sectors were the basic materials, real estate and energy groups. Within the growth style category, small capitalization companies outperformed the mid-cap companies with the larger-cap companies being the laggard group.

2014 Outlook

There is a fear that the market may correct when the Federal Reserve trims back its easing policy. We believe the Federal Reserve tapering will be gradual and over an extended period of time. With the unemployment rate still above 6.5% and real Growth Domestic Product (GDP) not exceeding 2.5%, the economy will likely still need some level of Federal Reserve stimulus to maintain an improving economic growth environment.

Major uncertainties in 2014 include the possible bailout of the Affordable Care Act, the situation in Syria and Iran taking a turn for the worse and the possibility of corporate profit margins peaking, requiring higher topline revenue growth to meet or exceed earnings estimates.

On the positive side, global economic growth has been showing signs of improvement, interest rates remain at near historic low levels and consumer purchasing power has been gradually increasing.

In regard to equity “valuations,” the market is currently trading at 16-17 times earnings which is slightly above the historical average of 15 times earnings. We believe this to be a reasonable valuation level based on a generally improving corporate earnings environment. We view the market “glass” as half-full and therefore favor large capitalization growth companies that can maintain and/or improve earnings in a slow growth environment. As long as there is minimal inflation, the Federal Reserve should continue its easy money policy which we believe will keep interest rates low for an extended period of time. Concurrently, the U.S. economy does not appear to be at risk of another recession anytime soon.

During 2014, we expect stocks can advance and may outperform bonds, but given the headwinds of higher rates, equity gains should be more muted than they were last year. With the Federal Reserve not expected to raise rates materially next year, we believe fixed income returns may track the returns earned in 2013.

Following is detailed information that highlights each Fund’s performance, major security holdings, and our 2014 outlook for your review. We thank you for being a valued shareholder and providing us with the opportunity to help you achieve your long-term investment goals.

Respectfully,

Robert S. Bacarella
President, Founder and Portfolio Manager

Past performance is not a guarantee of future results.

TABLE OF CONTENTS

Letter To Shareholders	3

Performance Highlights
Monetta Fund	6
Monetta Young Investor Fund	7
Orion/Monetta Intermediate Bond Fund	8

Disclosure Of Fund Expenses	9

Schedules of Investments
Monetta Fund	10
Monetta Young Investor Fund	12
Orion/Monetta Intermediate Bond Fund	14

Financial Statements
Statements of Assets & Liabilities	16
Statements of Operations	17
Statements of Changes in Net Assets	18
Financial Highlights	19
Notes to Financial Statements	22

Report Of Independent Registered Public Accounting Firm	27
Other Information	28
Trustees & Officers	30
Notice to Shareholders	31

Principal Risks:

Historically, small company stocks and mid-cap company stocks have been more volatile than large company stocks, including the increased risk of price fluctuations. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales. Investments in debt securities typically decrease in value when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in Asset Backed and Mortgage Backed Securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

The Monetta Young Investor Fund invests approximately 50% of its net assets in ETF’s (Exchange Traded Funds) and other funds seeking to track the S&P 500 Index. The cost of investing in the shares of ETF's will generally be lower than investing in other mutual funds that track an index, which will be subject to certain risks which are unique to tracking the Index. However, if the Funds invest in other mutual funds that track an index, your cost of investing will generally be higher. For the year ended December 31, 2013, the Young Investor Fund's other fund investments consisted only of ETF's. Please refer to the prospectus for further details.

Limiting the purchase of individual stocks to companies that produce products or provide services that are recognized by many investors may also be a risk if this sector underperforms, which can be significantly affected by the performance of the overall economy, interest rates, competition, consumer confidence and spending, and changes in demographics and consumer tastes.

All investments, including those in mutual funds, have risks and principal loss is possible.

While the Funds are no-load, management and other expenses still apply. Please refer to the Prospectus for further details.

Monetta Financial Services, Inc. (MFSI or the “Adviser”) is the investment adviser to the Monetta Funds. References to individual securities are the views of the Adviser at the date of this report and are subject to change. References are not a recommendation to buy or sell any security. Fund holdings and compositions are subject to change. MFSI and its affiliate, and its affiliated officers, directors and employees may, from time to time, have long or short positions in, and buy or sell, the securities of companies held, purchased or sold by the Monetta Funds. Current and future portfolio holdings are subject to risk.

Diversification does not assure a profit nor protect against loss in a declining market.

Duration: A commonly used measure of the potential volatility of the price of a debt security, or the aggregate market value of a portfolio of debt securities, prior to maturity. Securities with a longer duration generally have more volatile prices than securities of comparable quality with a shorter duration.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. The Barclays Capital (formerly Lehman Brothers) Intermediate Government/Credit Bond Index is a market value weighted performance benchmark which includes virtually every major U.S. government and investment-grade rated corporate bond with 1-10 years remaining until maturity.

Since indices are unmanaged, it is not possible to invest in them.

This report must be preceded or accompanied by a Prospectus. Please refer to the Prospectus for important information about the investment company including investment objectives, risks, charges and expenses. Read it carefully before you invest or send money.

Opinions expressed are those of the fund managers and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Distributor: Quasar Distributors, LLC.

Monetta Fund (Unaudited)		Year ended December 31, 2013

Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$117.7 billion	$54.48 million

PERFORMANCE AS OF 12/31/2013:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Monetta Fund	34.89%	8.73%	18.73%	7.13%
S&P 500 Index	32.39%	16.18%	17.94%	7.41%
Total Annual Operating Expenses *	1.71%

*Source Prospectus dated April 30, 2013. Expense Ratio of 1.71% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 19 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings:		Top 5 Equity Holdings:
Financial	21.4%
Healthcare	17.1%		% of Net Assets
Technology	16.0%
Consumer Cyclical	10.5%	MasterCard, Inc. - Class A	4.6%
Consumer Staple	8.7%	Apple, Inc.	3.6%
Retail	7.9%	JPMorgan Chase & Co.	3.4%
Capital Equipment	6.3%	The Procter & Gamble Co.	3.3%
Energy	3.6%	The Walt Disney Co.	3.2%
Basic Material	2.1%	Total Top 5 Equity Holdings	18.1%
Exchange Traded Fund	1.7%
Transportation	1.4%

Portfolio weightings are subject to change daily and are
calculated as a percentage of net assets. The table
excludes cash and cash equivalents.

Commentary

The Monetta Fund returned a solid 34.89% for the year ended December 31, 2013. The Fund performance exceeded that of its benchmark, the S&P 500 Index, which appreciated 32.39% over the same period. The Fund benefited from its emphasis on large-capitalization growth companies that generally met or exceeded earnings expectations coupled with an overall market multiple expansion from approximately 12 to 16 times earnings.

Within the Fund, industry weightings in the financial and technology sectors were the major contributors to fund performance, specifically the banks and internet search companies. Detracting from Fund performance were the materials and oil related sectors which were hampered by the slow economic growth environment.

Specific holdings that enhanced Fund performance included: MasterCard, Inc. Class A, Celgene Corp. and Facebook, Inc. Class A, representing 4.60%, 1.55% and 1.00% respectively of the year-end net assets . Conversely, hindering Fund performance were the holdings in FMC Technologies and Freeport-McMoRan Copper & Gold Inc., primarily commodity based companies that represented 0.00% and 2.08% respectively, of the year-end net assets.

Most recent Fund purchases included cyclical growth companies such as Deere & Co., Archer-Daniels-Midland Co. and Southwest Airlines Co. representing 1.34%, 1.43% and 1.38% respectively of the year-end net assets. Cyclical growth companies have historically led the market during periods of strong economic growth.

2014 Investment Strategy
We expect U.S. economic recovery to continue in 2014 at a slightly accelerated pace over that of 2013. The markets appear to have shifted back to a fundamental focus suggesting 2014 will be more of a stock pickers market than the prior year.

Our primary focus is to identify and own those large-capitalization growth companies that demonstrate they can meet or exceed analyst expectations and continue to be industry leaders.

All holdings are monitored for changes in key financial metrics, price/volume trends, short interest, insider activity and analyst earnings estimates revisions/opinions. Our main focus revolves around earnings growth relative to current valuation levels. At the end of the day we expect stock prices to follow earnings growth, which we believe will trend higher in 2014.

Monetta Young Investor Fund (Unaudited)		Year ended December 31, 2013

Investment Objective:	Average Market Capitalization:	Total Net Assets:
Long-Term Capital Growth	$140.0 billion	$127.00 million

PERFORMANCE AS OF 12/31/2013: Average Annual Total Return
		Since Inception
	1 Year	3 Year	5 Year	12/12/2006
Monetta Young Investor Fund	32.78%	15.63%	23.43%	11.81%
S&P 500 Index	32.39%	16.18%	17.94%	6.17%
Total Annual Operating Expenses - Net *		1.10%
Total Annual Operating Expenses - Gross *		1.42%

*Source Prospectus dated April 30, 2013. The Adviser is contractually committed to waive fees and/or reimburse expenses to the extent necessary to cap expenses at 1.00% through April 30, 2014. Net Expense Ratio of 1.10% includes Acquired Fund Fees and Expenses of 0.05%. For the Fund's current Expense Ratio, please refer to Page 20 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results.The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Monetta Young Investor Fund and the S&P 500 Index, with dividend and capital gains reinvested.

Portfolio Weightings:		Top 5 Equity Holdings:
Exchange Traded Funds	49.5%
Technology	10.9%	% of Net Assets
Financial	8.5%
Healthcare	7.9%	Apple, Inc.	3.1%
Retail	4.6%	Google, Inc.	2.4%
Consumer Cyclical	4.3%	MasterCard, Inc. - Class A	2.0%
Capital Equipment	3.6%	The Walt Disney Co.	1.5%
Consumer Staple	3.4%	The Coca Cola Co.	1.5%
Basic Material	1.2%	Total Top 5 Equity Holdings	10.5%
Energy	0.9%

Portfolio weightings are subject to change daily and are
calculated as a percentage of net assets.The table
excludes cash and cash equivalents.

Commentary

The Monetta Young Investor Fund was up 32.78% for the year ended December 31, 2013. This compared favorably to the 32.39% return of its benchmark S&P 500 Index. The Fund benefited from its passive/active investment approach with half of the Fund tracking the Index and the balance primarily invested in high quality large-cap growth companies. This portfolio mix helped reduce the Fund’s overall portfolio volatility relative to the market and reduced fund turnover.

Specific holdings that enhanced Fund performance included Facebook, Inc. Class A, Google, Inc. and Walt Disney Co., representing 0.52%, 2.38% and 1.50% respectively, of the year-end net assets. Detracting from Fund performance were Caterpillar, Inc., eBay, Inc., and Toll Brothers Inc., which were sold during the year.

Excluding the Exchange Traded Funds holdings, the Fund’s largest sector weightings are information technology, financials and healthcare. The fund is underweighted in the energy and materials sectors.

New recent purchases included the following companies in the cyclical sectors: Deere & Co., E.I. DuPont de Nemours & Co. and General Motors Co., representing 1.01%, 0.82% and 0.97% respectively of the year-end net assets. We expect these companies have the ability to benefit from a gradually improving economic recovery.

2014 Investment Strategy
As we enter 2014, we believe that the equity market is not historically expensive. Stocks lost about 1% annually from 2000 through 2009 as compiled by Bloomberg. Adding the most recent four-year returns to the average the annual return increase to approximately 3.5%, well below the long-term 6% mean. The last few years reflected a market multiple expansion environment, or in other words an incoming tide that raised all ships (stocks).

The Fund is positioned to reflect a well-diversified portfolio with its “market tracking” ETF investments, with the balance of the portfolio emphasizing large-capitalization growth companies with strong growth fundamentals, a history of improving revenue growth and sustainable competitive advantages. Sectors we favor include information technology and consumer discretionary, which should benefit from improving consumer balance sheets.

Orion/Monetta Intermediate Bond Fund (Unaudited)			Year ended December 31, 2013

Investment Objective:	30-Day SEC Yield:	Average Maturity:	Total Net Assets:
Income	0.31%	3.2 Years	$9.44 million

PERFORMANCE AS OF 12/31/2013:	Average Annual Total Return
	1 Year	3 Year	5 Year	10 Year
Orion/Monetta Intermediate
Bond Fund	0.49%	3.58%	6.12%	4.13%
Barclays Capital Intermediate
Government/Credit Bond Index	-0.86%	2.91%	3.96%	4.09%
Total Annual Operating Expenses *	1.66%

*Source Prospectus dated April 30, 2013. Expense Ratio of 1.66% includes Acquired Fund Fees and Expenses of 0.01%. For the Fund's current Expense Ratio, please refer to Page 21 of this Annual Report.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The total returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Current performance of the fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-MONETTA or visiting www.Monetta.com.

The hypothetical graph above compares the change in value of a $10,000 investment in the Orion/Monetta Intermediate Bond Fund to the Barclays Capital Intermediate Government/Credit Bond Index.

Maturity Profile:
% of Net Assets
1 Year or Less	22.9%
1-3 Years	30.3%
3-6 Years	31.6%
6-10 Years	15.2%
Total	100.0%

Commentary

The Orion/Monetta Intermediate Bond Fund appreciated 0.49% for the one-year period ending December 31, 2013. This return compares favorably to the -0.86% return of its benchmark index, the Barclays Capital Intermediate Government/Credit Index. The Fund’s continued emphasis on investing in high-grade corporate bonds while maintaining a short duration portfolio proved to be a beneficial strategy relative to its benchmark returns.

The Fund’s largest sector weightings were in the financial and healthcare groups. Specifically, the holdings enhancing fund performance last year included; First Data Corp., 12.625% Due 01-15-21, Genworth Financial 7.200% Due 02-15-21 and Jefferies Group, Inc. 5.125% Due 4-13-18, representing 5.00%, 3.08% and 2.30% respectively of the year-end net assets. Detracting from Fund performance were the Torchmark Corp., 9.250% Due 6-15-19, and America Express Co., 7.000% Due 3-19-18, representing 5.47% and 5.07% respectively of the year-end net assets.

Overall bond prices remained supported by an accommodative Federal Reserve Monetary Policy. The major threat to the bond market was investors’ reaction to the Federal Reserve’s changes to their “tapering” policy, which more negatively affected long-term bonds relative to their short-term counterparts in 2013. For example, as the yield curve steepened during the year the yield gap difference between the 2-year and 10-year Treasury yields increased from 1.51 to 2.68 percentage points by the end of 2013.

2014 Outlook
The key variable for the 2014 bond market will be the extent to which the Federal Reserve tapers its quantitative easing policy. This bond buying program depresses yields to stimulate economic growth. The prospects for a reduction in the bond buying program will likely result in higher yields and lower bond prices. With interest rates near historically low yield levels we believe a defensive investment strategy is warranted to help minimize downside risk. Therefore we intend to maintain a high quality, low duration investment portfolio. We believe the Fund is well positioned to provide a combination of high quality investments, low volatility and an above-average level of income return.

Disclosure Of Fund Expenses (Unaudited)	Period Ended December 31, 2013

As a shareholder of a mutual fund, you incur ongoing costs, including investment advisory fees; distribution expense; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the most recent semi-annual period, July 1, 2013 - December 31, 2013.

ACTUAL EXPENSES
The table below provides information about actual account values and actual expenses. The example below includes, but is not limited to, investment advisory fees, distribution expense, accounting, custodian and transfer and shareholder servicing agent fees. However, the example below does not include portfolio trading commissions and related expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled "Actual Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES
The table below also provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	BEGINNING	ENDING	EXPENSES
	ACCOUNT	ACCOUNT	PAID DURING
	VALUE	VALUE	PERIOD(a)	ANNUALIZED
	7/1/13	12/31/13	7/1/13-12/31/13	EXPENSE RATIO
ACTUAL
Monetta Fund	$1,000.00	$1,183.30	$7.98	1.45%
Monetta Young Investor Fund	1,000.00	1,171.50	5.47	1.00	%(b)
Orion/Monetta Intermediate
Bond Fund	1,000.00	1,014.40	10.00	1.97%

HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
Monetta Fund	$1,000.00	$1,017.90	$7.37	1.45%
Monetta Young Investor Fund	1,000.00	1,020.16	5.09	1.00	%(b)
Orion/Monetta Intermediate
Bond Fund	1,000.00	1,015.27	10.01	1.97%

(a) Expenses are equal to each Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/365 (to reflect the one-half year period).

(b) The Adviser is contractually committed to waive fees and/or reimburse expenses for the Young Investor Fund to the extent necessary to cap the annualized expense ratio at 1.00% through April 30, 2014.

Schedule of Investments	December 31, 2013
Monetta Fund

COMMON STOCKS - 95.0%
NUMBER OF SHARES		VALUE
Basic Material - 2.1%

Mining-2.1%
30,000	Freeport-McMoRan
	Copper & Gold, Inc.	$1,132,200

Capital Equipment - 6.3%
Aerospace & Defense-3.2%
3,000	Precision Castparts Corp.	807,900
7,000	The Boeing Co.	955,430
		1,763,330
Diversified Operation-1.7%
14,000	E.I. DuPont de
	Nemours & Co.	909,580

Machinery-Agriculture-1.4%
8,000	Deere & Co.	730,640

Consumer Cyclical - 10.5%
Apparel Manufacturing-1.7%
12,000	NIKE, Inc. - Class B	943,680

Automobile-2.3%
30,000	Ford Motor Co.	462,900
20,000	General Motors Co.*	817,400
		1,280,300
Leisure Service-2.0%
14,000	Las Vegas Sands Corp.	1,104,180

Media-Radio/TV-4.5%
23,000	The Walt Disney Co.	1,757,200
20,000	Twenty-First Century
	Fox, Inc. - Class A	703,600
		2,460,800

Consumer Staple - 8.7%

Beverage-Non-Alcoholic-1.5%
20,000	The Coca-Cola Co.	826,200

Cosmetic & Personal Care-3.3%
22,000	The Procter & Gamble Co.	1,791,020

Food-3.9%
18,000	Archer-Daniels-Midland Co.	781,200
16,000	PepsiCo, Inc.	1,327,040
		2,108,240

NUMBER OF SHARES		VALUE
Energy - 3.6%

Oil & Gas - Exploration & Production-1.4%
12,000	Devon Energy Corp.	$ 742,440

Oil & Gas-Equipment & Services-2.2%
15,000	National Oilwell Varco, Inc.	1,192,950

Financial - 21.4%
Bank-Money Center-6.6%
110,000	Bank of America Corp.	1,712,700
32,000	JPMorgan Chase & Co.	1,871,360
		3,584,060

Brokerage & Investment Management-3.3%
6,000	Ameriprise Financial, Inc.	690,300
3,500	BlackRock, Inc.	1,107,645
		1,797,945
Finance-Miscellaneous-7.0%
3,000	MasterCard, Inc. - Class A	2,506,380
6,000	Visa, Inc. - Class A	1,336,080
		3,842,460
Insurance-Diversified-1.4%
15,000	American International
	Group, Inc.	765,750

Insurance-Life-3.1%
14,000	MetLife, Inc.	754,880
10,000	Prudential Financial, Inc.	922,200
		1,677,080
Healthcare - 17.1%

Healthcare-Biomedical/Genetic-6.2%
8,000	Amgen, Inc.	913,280
3,500	Biogen Idec, Inc.*	979,125
5,000	Celgene Corp.*	844,800
6,000	Thermo Fisher Scientific, Inc.	668,100
		3,405,305
Healthcare-Drug/Diversified-7.6%
8,000	Allergan, Inc.	888,640
12,000	Johnson & Johnson	1,099,080
4,000	Perrigo Company plc	613,840
50,000	Pfizer, Inc.	1,531,500
		4,133,060

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2013
Monetta Fund (Cont’d)

NUMBER OF SHARES		VALUE
Healthcare-Medical Supply-1.2%
6,000	Becton, Dickinson & Co.	$ 662,940

Healthcare-Patient Care-2.1%
12,500	WellPoint, Inc.	1,154,875
Retail - 7.9%

Retail-Drug Store-1.3%
10,000	CVS Caremark Corp.	715,700

Retail-Major Chain-1.1%
5,000	Costco Wholesale Corp.	595,050

Retail-Specialty-5.5%
1,500	Amazon.com, Inc.*	598,185
10,000	Bed Bath & Beyond, Inc.*	803,000
10,000	Home Depot, Inc.	823,400
12,000	TJX Companies, Inc.	764,760
		2,989,345
Technology - 16.0%
Computer Data Storage-3.6%
3,500	Apple, Inc.	1,963,885

Computer-Service-1.7%
9,000	Cognizant Technology
	Solutions - Class A*	908,820

Computer-Software-3.1%
25,000	Microsoft Corp.	935,750
20,000	Oracle Corp.	765,200
		1,700,950
Internet-5.1%
10,000	Facebook, Inc. - Class A*	546,600
900	Google, Inc.*	1,008,639
30,000	Yahoo! Inc.*	1,213,200
		2,768,439
Telecommunication Service-2.5%
26,000	Comcast Corp. - Class A	1,351,090

Transportation- 1.4%

Airline-1.4%
40,000	Southwest Airlines Co.	753,601

Total Common Stocks
(Cost $39,762,640) (a)		51,755,915

NUMBER OF SHARES	VALUE
EXCHANGE TRADED FUNDS - 1.7%

5,000 SPDR S&P 500 Trust	$ 923,350

Total Exchange Traded Funds
(Cost $681,750) (a)	923,350
MONEY MARKET FUNDS - 3.8%

2,072,974 STIT - Liquid Assets Portfolio,
Institutional Class, 0.068% ^
2,072,974

Total Money Market Funds
(Cost $2,072,974) (a)	2,072,974

Total Investments
(Cost $42,517,364) (a) - 100.5%	54,752,239

Liabilities in Excess of
Other Assets - (0.5)%	(271,839)

TOTAL NET ASSETS - 100.00%	$54,480,400

(a) Cost for tax purposes is $42,603,814. The aggregate gross unrealized appreciation is $12,286,870, and the aggregate gross unrealized depreciation is $138,445, resulting in net unrealized appreciation of $12,148,425.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at December 31, 2013.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2013
Monetta Young Investor Fund

COMMON STOCKS - 45.3%
NUMBER OF SHARES		VALUE
Basic Material - 1.2%

Mining-1.2%
40,000	Freeport-McMoRan
	Copper & Gold, Inc.	$ 1,509,600

Capital Equipment - 3.6%
Aerospace & Defense-1.8%
4,500	Precision Castparts Corp.	1,211,850
8,000	The Boeing Co.	1,091,920
		2,303,770
Diversified Operation-0.8%
16,000	E.I. DuPont de
	Nemours & Co.	1,039,520

Machinery-Agriculture-1.0%
14,000	Deere & Co.	1,278,620
Consumer Cyclical - 4.3%

Apparel Manufacturing-0.9%
15,000	NIKE, Inc. - Class B ,	1,179,600

Automobile-1.3%
30,000	Ford Motor Co.	462,900
30,000	General Motors Co.	1,226,100
		1,689,000
Media-Radio/TV-2.1%
25,000	The Walt Disney Co.	1,910,000
20,000	Twenty-First Century
	Fox, Inc. - Class A	703,600
		2,613,600
Consumer Staple - 3.4%

Beverage-Non-Alcoholic-1.5%
45,000	The Coca-Cola Co.	1,858,950

Cosmetic & Personal Care-1.3%
20,000	The Procter & Gamble Co.	1,628,200

Food-0.6%
10,000	PepsiCo, Inc.	829,400

NUMBER OF SHARES		VALUE
Energy - 0.9%

Oil & Gas-Equipment & Services-0.9%
14,000	National Oilwell Varco, Inc.	$ 1,113,420

Financial - 8.5%

Bank-Money Center-2.4%
80,000	Bank of America Corp.	1,245,600
30,000	JPMorgan Chase & Co.	1,754,400
		3,000,000

Brokerage & Investment Management-1.5%
10,000	Ameriprise Financial, Inc.	1,150,500
2,500	BlackRock, Inc.	791,175
		1,941,675

Finance-Miscellaneous-3.0%
3,000	MasterCard, Inc. - Class A	2,506,380
5,500	Visa, Inc. - Class A	1,224,740
		3,731,120
Insurance-Diversified-0.8%
20,000	American International
	Group, Inc.	1,021,000

Insurance-Life-0.8%
11,000	Prudential Financial, Inc.	1,014,420
Healthcare - 7.9%

Healthcare-Biomedical/Genetic-3.6%
10,000	Amgen, Inc.	1,141,600
4,500	Biogen Idec, Inc.*	1,258,875
6,000	Celgene Corp.*	1,013,760
10,000	Thermo Fisher Scientific, Inc	. 1,113,500
		4,527,735
Healthcare-Drug/Diversified-2.4%
13,000	Johnson & Johnson	1,190,670
5,500	Perrigo Company plc	844,030
35,000	Pfizer, Inc.	1,072,050
		3,106,750
Healthcare-Medical Supply-0.7%
8,000	Becton, Dickinson & Co.	883,920

Healthcare-Patient Care-1.2%
16,000	WellPoint, Inc.	1,478,240

The accompanying notes are an integral part of these financial statements.

Schedule of Investments	December 31, 2013
Monetta Young Investor Fund (Cont’d)

NUMBER OF SHARES		VALUE
Retail - 4.6%

Retail-Drug Store-0.7%
12,000	CVS Caremark Corp.	$ 858,840

Retail-Major Chain-0.7%
7,000	Costco Wholesale Corp.	833,070

Retail-Restaurant-0.5%
7,000	McDonald's Corp.	679,210

Retail-Specialty-2.7%
2,000	Amazon.com, Inc.*	797,580
7,000	Bed Bath & Beyond, Inc.*	562,100
12,000	Home Depot, Inc.	988,080
18,000	TJX Companies, Inc.	1,147,140
		3,494,900
Technology - 10.9%

Computer Data Storage-3.1%
7,000	Apple, Inc.	3,927,770

Computer-Service-0.8%
10,000	Cognizant Technology
	Solutions - Class A*	1,009,800

Computer-Software-2.1%
40,000	Microsoft Corp.	1,497,200
30,000	Oracle Corp.	1,147,800
		2,645,000

Internet-3.9%
12,000	Facebook, Inc. - Class A*	655,920
2,700	Google, Inc.*	3,025,917
32,000	Yahoo! Inc.*	1,294,080
		4,975,917

Telecommunication Service-1.0%
25,000	Comcast Corp. - Class A	1,299,125

Total Common Stocks		57,472,172
(Cost $46,657,759) (a)

NUMBER OF SHARES		VALUE
EXCHANGE TRADED FUNDS - 49.5%

85,000	iShares Core S&P 500	$15,780,250
20,000	iShares S&P 100 Index	1,647,000
142,000	Schwab Strategic Trust
	Large-Cap	6,259,360
85,000	SPDR S&P 500 Trust	15,696,950
61,000	Vanguard Growth	5,676,050
67,000	Vanguard Large-Cap	5,681,600
37,000	Vanguard S&P 500	6,258,550
76,000	Vanguard Value	5,805,640

Total Exchange Traded Funds		62,805,400
(Cost $52,032,799) (a)
MONEY MARKET FUNDS - 7.7%

9,840,555	STIT - Liquid Assets Portfolio,
	Institutional Class,
	0.068% ^	9,840,555

Total Money Market Funds
(Cost $9,840,555) (a)		9,840,555

Total Investments
(Cost $108,531,113) (a) - 102.5%		130,118,127

Liabilities in Excess of
Other Assets - (2.5)%		(3,115,635)

TOTAL NET ASSETS - 100.00%		$127,002,492

(a) Cost for tax purposes is $108,542,946. The aggregate gross unrealized appreciation is $21,645,060, and aggregate gross unrealized depreciation is $69,879, resulting in net unrealized appreciation of $21,575,181.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at December 31, 2013.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Schedule of Investments			December 31, 2013
Orion/Monetta Intermediate Bond Fund
CORPORATE BONDS - 94.4%
PRINCIPAL AMOUNT		MATURITY DATE	VALUE

Capital Equipment - 9.2%

Diversified Operation-9.2%
$ 250,000	E.I. Du Pont De Nemours - 5.750%	03/15/2019	$ 284,913
400,000	General Electric Capital Corp. - 5.650%	06/09/2014	409,102
150,000	United Technologies Corp. - 5.375%	12/15/2017	171,088
			865,103

Consumer Staple- 8.6%
Beverage-Alcoholic-3.4%
100,000	Anheuser-Busch Inbev N.V. - 3.625%	04/15/2015	104,046
200,000	Diageo Finance Bv - 5.300%	10/28/2015	216,606
			320,652
Cosmetic & Personal Care-1.2%
100,000	The Procter & Gamble Co. - 4.850%	12/15/2015	108,209

Tobacco-4.0%
330,000	Lorillard Tobacco Co. - 6.875%	05/01/2020	381,342

Energy - 4.6%
Oil & Gas Exploration & Production-4.6%
400,000	Chesapeake Energy Corp. - 9.500%	02/15/2015	435,500
Financial - 58.7%

Bank-Money Center-7.1%
400,000	Bank of America Corp. - 10.200%	07/15/2015	449,680
100,000	Goldman Sachs Group, Inc. - 3.625%	01/22/2023	97,020
125,000	Morgan Stanley - 4.750%	04/01/2014	126,002
			672,702
Brokerage & Investment Management-10.8%
250,000	BlackRock, Inc. - 3.500%	12/10/2014	257,366
200,000	Jefferies Group, Inc. - 5.125%	04/13/2018	217,086
100,000	Oppenheimer Holdings, Inc. - 8.750%	04/15/2018	107,500
425,000	TD Ameritrade Holding Co. - 4.150%	12/01/2014	438,894
			1,020,846
Finance-Miscellaneous-15.8%
400,000	American Express Co. - 7.000%	03/19/2018	478,383
200,000	CME Group, Inc. - 5.750%	02/15/2014	200,821
400,000	First Data Corp. - 12.625%	01/15/2021	471,500
300,000	The Western Union Co. - 5.930%	10/01/2016	333,625
			1,484,329
Insurance-Diversified-7.3%
325,000	American International Group - 5.600%	10/18/2016	362,423
315,000	Hartford Financial Services Group, Inc. - 4.000%	03/30/2015	327,351
			689,774
Insurance-Life-13.7%
250,000	Genworth Financial - 7.200%	02/15/2021	290,716
400,000	Protective Life Corp. - 7.375%	10/15/2019	488,426
400,000	Torchmark Corp. - 9.250%	06/15/2019	516,402
			1,295,544

The accompanying notes are an integral part of these financial statements.

Schedule of Investments			December 31, 2013
Orion/Monetta Intermediate Bond Fund (Cont’d)

PRINCIPAL AMOUNT		MATURITY DATE	VALUE
Financial (Cont’d) - 58.7%
Personal & Commercial Lending-4.0%
$ 307,000	Caterpillar Financial Services Corp. - 7.150%	02/15/2019	$ 377,789
Healthcare - 10.2%
Healthcare-Drug/Diversified-6.6%
300,000	Merck & Co. Inc. - 4.000%	06/30/2015	315,314
200,000	Novartis Capital Corp. - 4.125%	02/10/2014	200,451
100,000	Teva Pharmaceuticals Finance II/III - 3.000%	06/15/2015	103,240
			619,005
Healthcare-Patient Care-3.6%
300,000	WellPoint, Inc. - 5.875%	06/15/2017	338,644
Retail - 1.1%
Retail-Major Chain-1.1%
100,000	Wal-Mart Stores, Inc. - 4.500%	07/01/2015	106,151
Utility - 2.0%
Electric Power-2.0%
200,000	Georgia Power Company - 2.850%	05/15/2022	189,092

Total Corporate Bonds (Cost $8,390,612) (a)			8,904,682
NUMBER OF SHARES
EXCHANGE TRADED FUNDS - 0.9%
2,800	ProShares UltraShort Lehman 7-10 year*		84,952

Total Exchange Traded Funds (Cost $97,796) (a)			84,952
MONEY MARKET FUNDS - 4.0%
382,484	STIT - Liquid Assets Portfolio, Institutional Class, 0.068% ^		382,484

Total Money Market Funds (Cost $382,484) (a)			382,484

Total Investments (Cost $8,870,892) (a) - 99.3%			9,372,118
Other Assets Less Liabilities - 0.7%			63,909
TOTAL NET ASSETS - 100.00%			$ 9,436,027

(a) Cost for tax purposes is $8,870,892. The aggregate gross unrealized appreciation is $534,943, and aggregate gross unrealized depreciation is $33,717 resulting in net unrealized appreciation of $501,226.

* Non-income producing security.

^ Rate shown is the 7-day effective yield at December 31, 2013.

Industry classification provided by William O'Neil & Co., Inc.

The accompanying notes are an integral part of these financial statements.

Statements of Assets and Liabilities		December 31, 2013

		Monetta	Orion/Monetta
		Young	Intermediate
	Monetta Fund	Investor Fund	Bond Fund
Assets:
Investments at fair value (a)	$54,752,239	$130,118,127	$9,372,118
Receivables:
Interest and dividends	46,824	125,926	132,873
Fund shares sold	400	888,990	-
Prepaid expenses	12,691	21,952	14,818
Total Assets	54,812,154	131,154,995	9,519,809

Liabilities:
Payables:
Due to Custodian	237,050	3,939,218	43,605
Investment advisory fees (Note 2)	43,051	33,575	2,796
Distribution expense (Note 6)	-	28,683	1,997
Fund shares redeemed	13,354	111,933	10,003
Accrued trustee fees	1,494	3,702	249
Accrued expenses	36,805	35,392	25,132
Total Liabilities	331,754	4,152,503	83,782
Net Assets	$54,480,400	$127,002,492	$9,436,027

Analysis of net assets:
Paid in capital	$40,196,063	$104,343,357	$8,926,849
Accumulated undistributed net investment income	-	455	-
Accumulated undistributed net realized gain
on investments	2,049,462	1,071,666	7,952
Net unrealized appreciation on investments	12,234,875	21,587,014	501,226
Net Assets	$54,480,400	$127,002,492	$9,436,027

(a) Investments at cost	$42,517,364	$108,531,113	$8,870,892

Shares of beneficial interest issued outstanding	2,952,899	6,578,444	898,252

Net asset value, offering price and
redemption price per share	$18.45	$19.31	$10.50

The accompanying notes are an integral part of these financial statements.

Statements of Operations		For The Year Ended
		December 31, 2013

		Monetta	Orion/Monetta
		Young	Intermediate
	Monetta Fund	Investor Fund	Bond Fund
Investment income and expenses:
Investment income:
Interest	$-	$-	$395,137
Dividends	727,602	1,390,001	-
Total investment income	727,602	1,390,001	395,137

Expenses:
Investment advisory fees (Note 2)	465,728	419,140	34,805
Distribution expense (Note 6)	-	190,518	24,860
Transfer and shareholder servicing agent fee	98,977	117,385	9,101
Audit fees	8,472	14,498	10,784
Administration expense	32,174	36,870	32,618
Accounting fees	27,983	27,986	31,194
Legal fees	29,820	27,919	5,956
State registration fees	26,457	26,749	19,623
Compliance expense	15,971	23,036	3,787
Printing and postage fees	15,758	14,793	2,648
Other expenses	11,843	11,875	3,241
Director/Trustee fees	8,567	12,517	2,289
Custodian fees	8,655	17,969	2,397
Total expenses	750,405	941,255	183,303
Expenses waived/reimbursed	-	(165,963)	-
Fees paid indirectly (Note 7)	(11,257)	(13,219)	(59)
Net expenses	739,148	762,073	183,244
Net investment income (loss)	(11,546)	627,928	211,893

Realized and unrealized gain
(loss) on investments:
Net realized gain on investments	7,211,258	3,200,805	8,713
Net change in unrealized appreciation
(depreciation) of investments	7,416,994	17,571,571	(166,180)
Net gain (loss) on investments	14,682,252	20,772,376	(157,467)

Net increase in net assets from operations	$14,616,706	$21,400,304	$54,426

The accompanying notes are an integral part of these financial statements.

Statements of Changes in Net Assets					For The Years Ended
					December 31,

			Monetta		Orion/Monetta
			Young		Intermediate
	Monetta Fund		Investor Fund		Bond Fund

	2013	2012	2013	2012	2013	2012

Operations:
Net investment income (loss)	$(11,546)	$(121,063)	$627,928	$360,354	$211,893	$268,718
Net realized gain on investments	7,211,258	1,091,831	3,200,805	810,922	8,713	83,755
Net change in unrealized
appreciation (depreciation)
of investments	7,416,994	3,475,316	17,571,571	2,342,584	(166,180)	342,869
Net increase in net assets
from operations	14,616,706	4,446,084	21,400,304	3,513,860	54,426	695,342

Distributions paid from:
Net investment income	-	-	(627,550)	(360,277)	(212,379)	(268,719)
Net realized gain	(4,367,197)	(697,421)	(2,484,620)	(266,319)	(38,777)	(45,468)
Total distributions to shareholders	(4,367,197)	(697,421)	(3,112,170)	(626,596)	(251,156)	(314,187)

From capital transactions
(Note 4):
Proceeds from shares sold	1,196,554	469,015	78,160,988	35,079,341	1,439,671	2,237,770
Net asset value of shares issued
through dividend reinvestment	4,271,393	681,425	2,848,581	604,364	80,634	98,373
Cost of shares redeemed	(5,035,981)	(4,773,506)	(14,101,437)	(17,791,216)	(2,384,240)	(1,941,773)

Increase (decrease) in net assets
from capital transactions	431,966	(3,623,066)	66,908,132	17,892,489	(863,935)	394,370
Total increase (decrease) in
net assets	10,681,475	125,597	85,196,266	20,779,753	(1,060,665)	775,525

Net assets at beginning of year	$43,798,925	$43,673,328	$41,806,226	$21,026,473	$10,496,692	$9,721,167

Net assets at end of year	$54,480,400	$43,798,925	$127,002,492	$41,806,226	$9,436,027	$10,496,692

Accumulated undistributed
net investment income (loss)	$-	$(69,749)	$455	$77	$-	$486

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Fund

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding throughout	December 31,		December 31,	December 31,	December 31,	December 31,
the year are as follows:	2013		2012	2011	2010	2009

Net asset value at beginning of year	$14.87		$13.68	$15.86	$12.85	$8.64

Investment Operations:
Net investment loss	(0.00	)b	(0.04)	(0.14)	(0.14)	(0.11)
Net realized and unrealized
gain (loss) on investments	5.18		1.47	(2.04)	3.15	4.32

Total from investment operations	5.18		1.43	(2.18)	3.01	4.21

Less Distributions:
From net investment income	-		-	-	-	-
From net realized gains	(1.60)		(0.24)	-	-	-

Total distributions	(1.60)		(0.24)	-	-	-

Net asset value at end of year	$18.45		$14.87	$13.68	$15.86	$12.85

Total return	34.89%		10.47%	(13.75%)	23.42%	48.73%
Ratios to average net assets:
Expenses - Net	1.51%		1.65%	1.59%	1.66%	1.87%
Expenses - Gross (a)	1.53%		1.70%	1.65%	1.78%	1.88%
Net investment loss	(0.02%)		(0.27%)	(0.90%)	(0.98%)	(1.06%)
Portfolio turnover	96.3%		131.8%	123.1%	172.0%	182.3%
Net assets ($ in thousands)	$54,480		$43,799	$43,673	$54,817	$46,923

(a)	The gross expense ratio excludes fees paid indirectly.

(b)	Rounds to zero.

The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Monetta Young Investor Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,	December 31,	December 31,
the year are as follows:	2013	2012	2011	2010	2009

Net asset value at beginning of year	$14.91	$13.20	$13.19	$10.89	$7.54

Investment Operations:
Net investment income	0.15	0.15	0.06	0.08	0.06
Net realized and unrealized
gain on investments	4.74	1.79	0.13	2.49	3.69

Total from investment operations	4.89	1.94	0.19	2.57	3.75

Less Distributions:
From net investment income	(0.10)	(0.13)	(0.06)	(0.04)	(0.05)
From net realized gains	(0.39)	(0.10)	(0.12)	(0.23)	(0.35)

Total distributions	(0.49)	(0.23)	(0.18)	(0.27)	(0.40)

Net asset value at end of year	$19.31	$14.91	$13.20	$13.19	$10.89

Total return	32.78%	14.71%	1.51%	23.68%	49.80%
Ratios to average net assets:
Expenses - Net	1.00%	1.00%	1.00%	1.00%	0.98%
Expenses - Gross (a)	1.24%	1.37%	1.64%	2.11%	8.71%
Net investment income	0.82%	1.02%	0.56%	0.69%	0.65%
Portfolio turnover	37.0%	61.7%	65.1%	75.8%	118.1%
Net assets ($ in thousands)	$127,002	$41,806	$21,026	$14,910	$1,351

(a) The gross expense ratio excludes fees waived/reimbursed, as well as fees paid indirectly. The gross expense ratio excluding only the fees waived/reimbursed was 1.22%, 1.32%, 1.57%, 1.92% and 8.56% for the years ended December 31, 2013, 2012, 2011, 2010 and 2009 respectively.

The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Financial Highlights

Orion/Monetta Intermediate Bond Fund

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
For a share outstanding throughout	December 31,	December 31,	December 31,	December 31,	December 31,
the year are as follows:	2013	2012	2011	2010	2009

Net asset value at beginning of year	$10.72	$10.32	$10.58	$10.33	$9.51

Investment Operations:
Net investment income	0.23	0.28	0.32	0.35	0.38
Net realized and unrealized
gain (loss) on investments	(0.18)	0.45	0.02	0.31	0.91

Total from investment operations	0.05	0.73	0.34	0.66	1.29

Less Distributions:
From net investment income	(0.23)	(0.28)	(0.32)	(0.35)	(0.34)
From net realized gains	(0.04)	(0.05)	(0.28)	(0.06)	(0.13)

Total distributions	(0.27)	(0.33)	(0.60)	(0.41)	(0.47)

Net asset value at end of year	$10.50	$10.72	$10.32	$10.58	$10.33

Total return	0.49%	7.11%	3.25%	6.44%	13.78%
Ratios to average net assets:
Expenses - Net	1.84%	1.60%	1.57%	1.40%	2.06%
Expenses - Gross (a)	1.84%	1.65%	1.65%	1.57%	2.13%
Net investment income	2.13%	2.64%	2.97%	3.32%	3.74%
Portfolio turnover	14.6%	38.1%	52.8%	71.1%	69.8%
Net assets ($ in thousands)	$9,436	$10,497	$9,721	$10,907	$10,930

(a) The gross expense ratio excludes fees paid indirectly.

The per share amounts are calculated using the weighted average number of shares outstanding during the year, except for distributions, which are based on shares outstanding at record date.

The accompanying notes are an integral part of these financial statements.

Notes to Financial Statements	December 31, 2013

1.   SIGNIFICANT ACCOUNTING POLICIES:

Monetta Trust (the Trust) is an open-end diversified management investment company registered under the Investment Company Act of 1940 (the 1940 Act), as amended. The following funds, collectively referred to as the Funds, are a series of the Trust:

Monetta Fund. The primary objective of this Fund is long-term capital growth by investing primarily in equity securities believed to have growth potential. The Fund presently invests primarily in large capitalization growth companies.

Monetta Young Investor Fund. The primary objective of this Fund is long-term capital growth by investing approximately 50% of its assets in exchange traded funds (ETF’s) and other funds seeking to track the S&P 500 Index and the remainder of its assets in common stocks of individual companies that Monetta Financial Services, Inc., (the “Adviser”) considers to be high quality well-known companies that produce products or provide services that are recognized by many investors.

Orion/Monetta Intermediate Bond Fund. The primary objective of this Fund is to seek high current income consistent with the preservation of capital by investing primarily in marketable debt securities.

The Monetta Fund is the successor to the Monetta Fund, Inc. as a result of the reorganization of the predecessor Monetta Fund, Inc. into the Monetta Trust on April 30, 2013. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America.

(a) Securities Valuation
Equity securities and exchange traded funds are stated at fair value, based on the official closing price as of the time of valuation. If there is no official closing price of a security on the valuation date, the security is valued at the mean between the most recent bid and ask quotations, in each case on the principal exchange or market on which that security is traded. If there are no reported bid and ask quotations for a security on a valuation date, or it is not traded on an exchange, the securities are “fair valued” in accordance with the Funds’ Fair Valuation Procedures. To the extent these securities are actively traded, and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy. Other securities traded over-the-counter shall be valued at the most recent bid quotation. Corporate Bonds are generally valued on the basis of market quotations provided by pricing services approved by the Board. In general, third party pricing services value fixed income securities at their bid prices using a matrix “model” which takes into account a variety of factors including, but not limited to, type of issue, credit quality (including guarantees and enhancements), coupon, maturity, call features, ratings, trading characteristics, and input from broker-dealers. The difference between the cost and fair value of such investments is reflected as unrealized appreciation or depreciation. Corporate bonds are categorized in level 2 of the fair value hierarchy. If no valuation is available, these are placed in level 3 of the fair value hierarchy. Money market securities, having maturities of 60 days or less, are stated at amortized cost, which is substantially equivalent to fair value. They are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or are deemed unreliable are valued at their fair value in accordance with procedures established by the Board of Trustees (“Board”). In determining the fair value of a security, the Adviser and the Board shall take into account the relevant factors and surrounding circumstances, which may include: (i) the nature and duration of restrictions, if any, on the disposition of the security; (ii) fundamental analytical data relating to the security; (iii) evaluation of the forces that influence the market in which the security is traded; (iv) information as to any transactions in or offers for the security; (v) the existence of any merger proposal, tender offer or other extraordinary events relating to the security; (vi) the price and extent of public trading in similar securities of the issuer or of comparable companies; and (vii) any other methodologies and factors that they consider appropriate.

(b) Use of Estimates
The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires the Funds’ management to make estimates and assumptions that affect reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the results of operations during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements	December 31, 2013

(c) General
Security transactions are accounted for on a trade date basis. Daily realized gains and losses from security transactions are reported on the specific lot identification basis. Interest income is recorded daily on the accrual basis and dividend income on the ex-dividend date. Bond discount/premium is amortized using the effective interest method and included in interest income, where applicable.

(d) Expenses
Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on several bases, including relative net assets of all the Funds within the Monetta Trust.

(e) Federal Income Taxes
It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision for federal income taxes is required. The Funds’ will utilize capital loss carry forwards as allowable, to minimize certain distributions of capital gains.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized loss forward indefinitely and retain their character as either short-term or long-term capital losses. At December 31, 2013, there were no loss carryforwards.

Net realized gains or losses differ for financial reporting and tax purposes as a result of losses from wash sales. At December 31, 2013, the Funds had no post-October capital losses which were realized after October 31, 2013 and deferred for tax purposes to January 1, 2014. Management has reviewed the Funds’ tax positions for all tax periods open to examination by the applicable U.S. federal and Illinois tax jurisdictions (tax years ended December 31, 2010 - 2013), in accordance with Accounting Standards Codification (“ASC”) Topic 740-10, and no tax exposure reserve was required in the financial statements.

(f) Distributions of Income and Gains

Distributions to shareholders are recorded by the Funds on the ex-dividend date. Due to inherent differences in the characterization of short-term capital gains under accounting principles generally accepted in the United States of America, and for federal income tax purposes, the amount of distributable net investment income for book and federal income tax purposes may differ.

Additionally, U.S. generally accepted accounting principles require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the fiscal year ended December 31, 2013, the following table shows the reclassifications made:

		Monetta Young
	Monetta	Investor
	Fund	Fund
Accumulated Undistributed Net Investment Income	$81,295	$-
Accumulated Net Realized Gain/(Loss) on Investments	(81,295)	(1)
Paid in Capital	-	1

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

		Monetta Young	Orion/Monetta
	Monetta	Investor	Intermediate
	Fund	Fund	Bond Fund
Undistributed Ordinary Income	$670,311	$406,273	$-
Undistributed Long-Term Capital Gain	1,465,601	677,681	7,952
Other Accumulated Gain (Loss)	-	-	-
Net Unrealized Appreciation	12,148,425	21,575,181	501,226
Total Accumulated Earnings	$14,284,337	$22,659,135	$509,178

Notes to Financial Statements	December 31, 2013

The tax character of distributions paid during the years ended December 31, 2013 and 2012, were as follows:

		Monetta Young	Orion/Monetta
	Monetta	Investor	Intermediate
2013	Fund	Fund	Bond Fund
Ordinary Income	$1,698,616	$1,937,501	$224,398
Long-Term Capital Gain	2,668,581	1,174,669	26,758
Total Distributions to Shareholders	$4,367,197	$3,112,170	$251,156

		Monetta Young	Orion/Monetta
	Monetta	Investor	Intermediate
2012	Fund	Fund	Bond Fund
Ordinary Income	$-	$360,277	$268,719
Long-Term Capital Gain	697,421	266,319	45,468
Total Distributions to Shareholders	$697,421	$626,596	$314,187

(g) Fair Value Measurements

In accordance with ASC 820-10, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820-10 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below.

• Level 1 - quoted prices in active markets for identical investments;

• Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.);

• Level 3 - significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the respective Fund's investments at December 31, 2013, based on the inputs used to value them:

INVESTMENTS IN SECURITIES
Type of Investments	(Level 1)	(Level 2)	(Level 3)	Total
Monetta Fund -
Common Stocks	$51,755,915	$-	$-	$51,755,915
Exchange Traded Funds	923,350	-	-	923,350
Money Market Funds	2,072,974	-	-	2,072,974
FUND TOTAL	$54,752,239	$-	$-	$54,752,239
Monetta Young Investor Fund -
Common Stocks	$57,472,172	$-	$-	$57,472,172
Exchange Traded Funds	62,805,400	-	-	62,805,400
Money Market Funds	9,840,555	-	-	9,840,555
FUND TOTAL	$130,118,127	$-	$-	$130,118,127
Orion/Monetta Intermediate Bond Fund -
Corporate Bonds	$-	$8,904,682	$-	$8,904,682
Exchange Traded Funds	84,952	-	-	84,952
Money Market Funds	382,484	-	-	382,484
FUND TOTAL	$467,436	$8,904,682	$-	$9,372,118

Refer to the Funds’ Schedules of Investments for industry classifications.

There were no transfers between valuation levels or Level 3 investments held during the fiscal year ended December 31, 2013.

Transfers are recognized at the end of the reporting period.

Notes to Financial Statements	December 31, 2013

2.    RELATED PARTIES:

Robert S. Bacarella is an officer and trustee of the Funds and also an officer, director and majority shareholder of the Adviser. Robert J. Bacarella is an officer of the Funds and also an officer of the Adviser. For the year ended December 31, 2013, remunerations required to be paid to all interested trustees have been directly paid by the Adviser. Fees paid to independent trustees have been directly paid by the respective Funds.

Each Fund pays an investment advisory fee to the Adviser based on that Fund’s individual net assets, payable monthly, at the following annual rate:

	First $300 million in	Next $200 million in	Net assets over
	net assets	net assets	$500 million
Monetta Fund	0.95%	0.90%	0.85%

Monetta Young Investor Fund		0.55% of total net assets
Orion/Monetta Intermediate Bond Fund		0.35% of total net assets

From these fees the Adviser pays for all necessary office facilities, equipment and personnel for managing the assets of each fund. The Adviser has contractually agreed (through April 30, 2014) to waive fees and/or pay the Young Investor Fund’s expenses in order to limit expenses to 1.00% of average net assets, after recognizing the benefits of custody or other credits, fee waivers, and expense reimbursements. For the fiscal year ended December 31, 2013, $165,963 was waived by the Adviser. These expenses are not subject to recoupment by the Adviser.

The Fund’s Adviser, Monetta Financial Services, Inc., as of December 31, 2013, owned 3,875 shares or 0.06% of the Monetta Young Investor Fund and 2,192 shares or 0.24% of the Orion/Monetta Intermediate Bond Fund.

3.   SUB ADVISER:

Effective June 1, 2009, the Adviser entered into a Sub-Advisory agreement with Orion Capital Management, Inc. Orion has been the sub-adviser to the Orion/Monetta Intermediate Bond Fund since June, 2009 and interim sub-adviser from April 7, 2009 through May 31, 2009. The sub-advisory fee paid to Orion Capital Management, Inc. by the Adviser for the Orion/Monetta Intermediate Bond Fund is 0.25%.

4.    CAPITAL STOCK AND SHARE UNITS:

There is an unlimited number of no par value shares of beneficial interest authorized for each series of the Trust.

			Orion/Monetta
		Monetta	Intermediate
	Monetta	Young Investor	Bond
	Fund	Fund	Fund
2012 Beginning Shares	3,191,949	1,592,626	942,106
Shares sold	32,008	2,394,991	217,130
Shares issued upon dividend reinvestment	46,737	40,901	3,302
Shares redeemed	(324,649)	(1,225,111)	(182,965)
Net increase (decrease) in shares outstanding	(245,904)	1,210,781	37,467
2013 Beginning Shares	2,946,045	2,803,407	979,573
Shares sold	64,885	4,440,127	135,430
Shares issued upon dividend reinvestment	232,267	148,132	7,607
Shares redeemed	(290,298)	(813,222)	(224,358)
Net increase (decrease) in shares outstanding	6,854	3,775,037	(81,321)
2013 Ending Shares	2,952,899	6,578,444	898,252

Notes to Financial Statements	December 31, 2013

5.   PURCHASES AND SALES OF INVESTMENT SECURITIES:

The cost of purchases and proceeds from sales of securities for the year ended December 31, 2013, excluding short-term securities were:

		Proceeds from
	Cost of Purchases	Sales of Securities

Monetta Fund	$44,513,722	$48,650,776
Monetta Young Investor Fund	85,906,247	26,764,383
Orion/Monetta Intermediate Bond Fund	1,380,586	2,185,179

There were no purchases or sales of U.S. government securities.

6.    DISTRIBUTION PLAN:

The Trust and its shareholders have adopted a service and distribution plan (the Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plan permits the participating Funds to pay certain expenses associated with the distribution of their shares. Annual fees under the Plan of up to 0.25% for the Young Investor and Orion/Monetta Intermediate Bond Funds are accrued daily. The distributor is Quasar Distributors, LLC.

7.    FEES PAID INDIRECTLY:

Certain eligible Fund expenses, including traditional research reports, market data, legal and other administrative services, are paid for indirectly through directed brokerage agreements (soft dollars). These expenses are generally allocated across the Monetta Fund, the Monetta Young Investor Fund and the Orion/Monetta Intermediate Bond Fund as a percent of net assets. The Fund expenses that are paid for indirectly are included with legal fees and other expenses in the Statements of Operations. For the fiscal year ended December 31, 2013, fees paid/accrued indirectly were $11,257 for the Monetta Fund, $13,219 for the Monetta Young Investor Fund and $59 for the Orion/Monetta Intermediate Bond Fund.

8.    CHANGE IN INDEPENDENT REGISTERED ACCOUNTING FIRM (UNAUDITED):

The Trust’s Audit Committee recommended and the Trust’s Board of Trustees, including a majority of the Trustees who are not interested persons of the Trust (as defined in the Investment Company Act of 1940, as amended), selected and approved Cohen Fund Audit Services, Ltd. as the Independent Registered Public Accounting Firm for the Funds, replacing KPMG, LLP, which resigned effective as of December 5, 2013. At no time during the past two fiscal years has any report by KPMG, LLP on the financial statements of the Funds contained an adverse opinion or a disclaimer of opinion, or been qualified or modified as to uncertainty, audit scope or accounting principles, nor have there been any disagreements with KPMG, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure.

9.   SUBSEQUENT EVENTS EVALUATION:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of the Funds’ financial statements. On February 21, 2014, the Board of Trustees of the Monetta Trust accepted the resignation of Mark F. Ogan as Trustee. The evaluation did not result in any further subsequent events that necessitated disclosures and/or adjustments.

Report of Independent Registered Public Accounting Firm	December 31, 2013

To the Shareholders and Board of Trustees of
Monetta Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Monetta Trust comprising Monetta Fund, Monetta Young Investor Fund, and Orion/Monetta Intermediate Bond Fund (the “Funds”) as of December 31, 2013, and the related statements of operations and changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The Funds’ financial statements and financial highlights for the years ended on or prior to December 31, 2012, were audited by other auditors whose report dated February 26, 2013, expressed an unqualified opinion on those statements and financial highlights.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds constituting Monetta Trust as of December 31, 2013, the results of their operations, the changes in their net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

Cohen Fund Audit Services, Ltd.

Cleveland, Ohio
February 21, 2014

Other Information (Unaudited)	December 31, 2013

BOARD APPROVAL OF ADVISORY AGREEMENT AND SUB-ADVISORY AGREEMENT – PROCESS OF ANNUAL REVIEW

The Board of Directors of the Monetta Trust (the "Trustees") oversees the management of each Fund in the Monetta Trust. As required by law, as well as the terms of each investment advisory agreement and sub-advisory agreement with respect to the Funds the Trustees determine annually whether to approve the continuance of the investment advisory agreement with Monetta Financial Services, Inc. (the "Adviser") regarding the Monetta Young Investor Fund, Monetta Mid-Cap Equity Fund and Orion/Monetta Intermediate Bond Fund, and the sub-advisory agreement with Orion Capital Management, Inc. (“Orion”) with respect to the Orion/Monetta Intermediate Bond Fund., which are required to be renewed on or before December 2, 2013, including by a majority of the trustees who are not interested persons of the Funds, voting in person, and at a meeting called for the specific purpose of approving these agreements. The Board was informed that legal counsel had submitted a request for information from the Adviser and Orion, on behalf of the Board, pursuant to Section 15(c) of the 1940 Act, a copy of which is included with the Materials, and the Board was provided with the Adviser’s responses prior to the Meeting. The Board has reviewed the agreements and materials as set forth below.

In the approval of the advisory fees and other expenses to be paid by the Funds, and the advisory and sub-advisory agreements themselves, the Board considered the following factors (no single one of which was determinative): the management and advisory needs of the Funds, the nature and quality of the services provided by the Adviser and Orion in relation to the fee paid, the profitability to the Adviser and Orion (including an analysis of the Adviser’s and Orion’s cost of providing services), whether the Adviser and Orion are enjoying economies of scale and are sharing the benefits of such economies with fund shareholders, whether comparative expense ratios and fee rates are higher or lower than those of other similar funds, and the fall-out benefits to the Adviser and Orion from managing the funds (i.e. indirect revenues to the Adviser and Orion attributable in some way to the existence of the Funds).

The Board reviewed the profitability of the Adviser and Orion, and their ability to continue to provide quality investment management services to the Funds in view of the total net assets of the Fund complex. The Board encouraged the Adviser and Orion to continue to pursue appropriate marketing initiatives for the Funds. The Board reviewed the net asset values of each Fund. The Board discussed the total revenues and fall-out benefits to the Adviser and Orion from the Advisory Agreements, and the limited profitability of the Adviser and Orion and noted that the Adviser has no separate account or clients other than the Funds. The Board also acknowledged that the advisory fee schedule for the Monetta Mid Cap Equity Fund contains break-points, whereas the advisory fee schedule for the Monetta Young Investor Fund and the Orion/Monetta Intermediate Bond Fund do not.

The Board believed they had sufficient information from the Adviser and Orion in connection with the performance comparison and expense ratio comparison of the Funds as provided in the Materials.

The Board is aware that the advisory agreements covering the Funds (including the sub-advisory agreement related to the Orion/Monetta Intermediate Bond Fund) may be terminated at any time and without the payment of any fees upon sixty days’ notice by the Board.

The Board found that the advisory fee and, as applicable, sub-advisory fee for each Fund is reasonable in light of the nature, quality and extent of the services being provided to each Fund, and the costs incurred by the Adviser in providing such service. The Board was reminded that Orion’s fees under the Sub-Advisory Agreement were paid by the Adviser and not by the Orion/Monetta Intermediate Bond Fund. The Adviser noted that other than where the Adviser is contractually required to do so (Monetta Young Investor Fund), the Adviser does not plan to voluntarily waive fees or reimburse fund expenses. The Board also found that the break-points in the fee schedules for the Monetta Mid Cap Equity Fund was designed and is reasonably likely to allow the shareholders of those Funds to share in the economies of scale as the Fund grows. The Board also found that the fee structure for the Monetta Young Investor Fund and the Orion/Monetta Intermediate Bond Fund was reasonable given the nature and type of securities held by the Funds. The Board also considered the overall fees paid to the Adviser and the portion of the fee paid to Orion, with respect to the Orion/Monetta Intermediate Bond Fund, in consideration of the services provided to the Fund by the Adviser and Orion.

Other Information Cont’d (Unaudited)	December 31, 2013

The Boards' specific determinations with respect to each of the Funds, for which the Adviser’s and/or Orion’s employees serve as portfolio manager, are listed below:

Monetta Young Investor Fund: The Monetta Young Investor Fund's performance for the year ended September 30, 2013 was 20.92% versus the S&P 500 Index of 19.34%; the Board noted that the Fund’s average annual performance exceeded the S&P 500 Index for the 3- and 5-year periods, as well as for the period since the Fund’s inception (10.75% versus 4.85% for the S&P 500 Index). The Board noted that the Adviser has contractually committed to waive fees and/or reimburse expenses for the Fund to the extent necessary to cap total fund operating expenses (subject to certain exclusions) at 1.00% through April 30, 2014. Considering the effect of this fee waiver and/or expense reimbursement commitment, the Board noted that the Fund’s expense ratio was lower than the median and average expense ratios of funds in its peer group, the US OE Large Growth Category as measured by Morningstar.The Board noted that in light of such waiver commitment and the Fund’s current asset level, the Young Investor Fund’s expenses are reasonable;

Monetta Mid-Cap Equity Fund: The Monetta Mid-Cap Equity Fund's performance for the year ended September 30, 2013 was 16.60% versus the S&P Mid-Cap 400 Index of 27.68%. The Board noted that the Fund has not seen significant subscriptions during the past year, and that the Fund’s low asset level has increased the Fund’s expense ratio. The Board noted that the Fund’s expense ratio was the highest in its peer group, US OE Mid-Cap Growth Category as measured by Morningstar. The Board had a discussion that based on the small asset size, high expense ratio and weak performance, it was in the best interest of shareholders to close and liquidate the Fund.

Orion/Monetta Intermediate Bond Fund: The Orion/Monetta Intermediate Bond Fund's performance for the year ended September 30, 2013 was 0.69% versus its benchmark, the Barclays Capital Intermediate Government/Credit Bond Index return of (0.50%). The Board also noted that the Fund’s 3- and 5-year returns also outperformed those of its benchmark. The Board noted that the Bond Fund’s expense ratio was high in comparison to that of funds in its peer group, the US OE Intermediate-Term Bond Fund Category, as measured by Morningstar. While the Board determined that this Fund’s expenses are acceptable considering the Fund’s asset level, it expressed concern about the Fund’s overall expense ratio as compared with other funds in its peer group, and the impact that the Fund’s asset level has on that expense ratio.

Trustees & Officers (Unaudited)		December 31, 2013

Name (Year of Birth)	Principal Occupation During Past 5 Years	Other
Position(s) Held		Directorships and
with Fund		Affiliations

Independent (“disinterested”) Trustees

Mark F. Ogan (1942)	Self-employed management consultant	Ambassador Funds,
Chairman since 2012	since June 2008.	2010-2012
Trustee since 1993		Monetta Fund, Inc.
1988-2013

John L. Guy (1952)	Sr. VP/Director of Business & Professional	Ambassador Funds,
Trustee since 1993	Banking, Webster Bank, since Dec. 2010;	2010-2012
	Sr. VP SBA & Alternative Lending	Monetta Fund, Inc.
	Feb. 2008 to Dec. 2010.	1998-2013

Marlene Z. Hodges (1948)	Founder and CEO of Marlene Z. Hodges,	Ambassador Funds,
Trustee since 2001	LLC, a consultancy providing financial guidance	2010-2012
	to non-profits, since Oct 2011; CFO, Asian	Monetta Fund, Inc.
	Human Services from Feb 2007 to April 2011.	2001-2013

Inside (“interested”) Trustee(1)

Robert S. Bacarella (1949)	Chief Executive Officer, President and	Ambassador Funds,
Trustee and President since 1993	Director of Monetta Financial Services, Inc.	2010-2012
	since 1984.	Monetta Fund, Inc.
1985-2013

Officers Who Are Not Trustees:

Robert J. Bacarella* (1977)	Vice President, Treasurer, Chief Financial	Not Applicable
Vice President since 2009	Officer, and Director of Monetta Financial
Treasurer since 2010	Services Inc. since 2009.

Gino E. Malaspina (1968)	Chief Compliance Officer for the Adviser since	Not Applicable
Chief Compliance Officer since 2013	2013; Director, Cipperman Compliance Services
c/o Cipperman Compliance Services, LLC	LLC and Attorney, Cipperman & Company LLC
500 E. Swedesford Rd.,	since 2010; Associate Attorney and Law Clerk,
Suite 104	Stradley Ronon Stevens and Young from
Wayne, PA 19087	2007-2010.

(1) Trustees who are Employers of the Adviser receive no compensation from the Trust.

* Mr. Robert J. Bacarella is the son of Mr. Robert S. Bacarella, President and Founder of the Adviser.

All of the above Trustees were elected by shareholders at the December 3, 2001 Special Meeting of Monetta Trust to hold office until a successor is elected and qualified. Each Trustee oversees the three funds of the Monetta Trust. On February 21, 2014, the Board of Trustees accepted the resignation of Mark F. Ogan.

The address for each Trustee is the Adviser’s office.

Additional information about the Trustees is available in the Trust’s Statement of Additional Information (SAI), which is available, without charge, by calling 1-800-MONETTA.

Notice To Shareholders	December 31, 2013 (Unaudited)

Tax Information
For the fiscal year ended December 31, 2013, certain dividends paid by the Funds may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designed as qualified dividend income were as follows:

Monetta Fund	29.50%
Monetta Young Investor Fund	66.90%
Orion/Monetta Intermediate Bond Fund	0.00%

For Corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the Fiscal year ended December 31, 2013 were as follows:

Monetta Fund	28.92%
Monetta Young Investor Fund	24.97%
Orion/Monetta Intermediate Bond Fund	0.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under the Internal Revenue Section 871(k)(2)(C) for each Fund were as follows:

Monetta Fund	100.00%
Monetta Young Investor Fund	67.61%
Orion/Monetta Intermediate Bond Fund	5.56%

Proxy Voting Policies and Proxy Voting Record
The Funds’ proxy voting policies and procedures, as well as its proxy voting record for the most recent 12-month period ended June 30, are available without charge, upon request, by contacting the Adviser at 1-800-MONETTA, or by writing to Monetta Financial Services, Inc., 1776-A South Naperville Rd,. Suite 100, Wheaton, IL 60189. The Funds’ proxy voting record is also available on the U.S. Securities and Exchange Commission’s website at www.sec.gov.

Form N-Q Holdings Information
The Funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding
In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses and annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household (“householding”). If you would like to opt out of householding or, once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-241-9772 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies 30 days after receiving your request. This policy does not apply to account statements.

Privacy Policy
In order to provide the products and services of the Funds, we may collect nonpublic, personal information from you. We consider such information to be private and confidential and are committed to respecting your privacy and protecting your information.

We may collect nonpublic, personal information about you from the following sources:

•	information that you provide us on applications and other forms;
•	information that we generate to service your account, such as account statements; and
•	information that we may receive from third parties.

We do not disclose nonpublic, personal information about you without your authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Funds, including transfer agents and mailing services. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities and require third parties to treat your non-public personal information with the same high degree of confidentiality.

We restrict access to your nonpublic, personal information to those employees who need to know such information to provide products or services to you. We maintain certain physical, electronic and procedural safeguards that are designed to protect your nonpublic, personal information.

In the event that you hold shares of the Funds through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with non-affiliated third parties.

Monetta Mutual Funds
1776-A South Naperville Road
Suite 100
Wheaton, IL 60189-5831

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  John L. Guy and Marlene Z. Hodges are the “audit committee financial experts” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to services while performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-Related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  “Other services” refer to services provided by the principal accountant other than those previously mentioned. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and all other fees by the principal accountant.

	FYE 12/31/2013	FYE 12/31/2012
Audit Fees	$40,000(1)	$52,400(3)
Audit-Related Fees	$0	$0
Tax Fees	$9,000(2)	$13,000(3)
All Other Fees	$-	$1850(3)

(1)This amount includes $5,000 paid to KPMG, LLP, the Trust’s principal accountant from January 1, 2013 through their resignation on December 5, 2013.

(2)This amount includes $1,500 paid to Cohen Fund Audit Services, Ltd. for tax work provided for the Monetta Mid-Cap Equity Fund, which was liquidated on December 21, 2013.

(3)These amounts include $29,000 for audit fees, $9,000 in tax fees and $709 in other fees from the Monetta Fund. The Monetta Fund is the successor to the Monetta Fund, Inc. as the result of the reorganization of the predecessor Monetta Fund, Inc. into the Monetta Fund on April 30, 2013.

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Cohen Fund Audit Services, Ltd applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:
.
	FYE 12/31/2013	FYE 12/31/2012
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2013	FYE 12/31/2012
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no significant changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Monetta Trust

By (Signature and Title)* /s/ Robert S. Bacarella
Robert S. Bacarella, Chief Executive Officer

Date   __________                   2/28/14___                                          ____

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* ___/s/ Robert S. Bacarella___________               _
Robert S. Bacarella, Chief Executive Officer

Date   __________                   2/28/14___                                          ____

By (Signature and Title)* /s/ Robert J. Bacarella
Robert J. Bacarella, Chief Financial Officer

Date   __________                   2/28/14___                                          ____

* Print the name and title of each signing officer under his or her signature.